CAN-CAL RESOURCES LTD.

                NOTICE OF THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 2000

TO THE STOCKHOLDERS OF CAN-CAL RESOURCES LTD.

Notice is hereby given that the 2000 Annual Meeting of Can-Cal Resources Ltd. will be held on June 5, 2000, commencing at 10:00 a.m., local time, at the Gold Coast Hotel, 4000 Flamingo Road, Las Vegas, Nevada 89103 -- Telephone: (702) 367-7111, for the following purposes:

1. To elect five Directors to serve until the Annual meeting of Shareholders, to be held in 2001.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 20, 2000 are entitled to notice of and to vote at the meeting.

A list of shareholders entitled to vote at the Meeting will be available for inspection by any record shareholder at the Company's principal office in Las Vegas, Nevada. The inspection period begins two days after the date this Notice is given and ends at the conclusion of the Meeting.

All stockholders are cordially invited to attend the annual meeting in person. It is important that your shares be represented at the meeting. Whether or not you expect to be present, please fill in, date and sign the enclosed Proxy and return it in the accompanying addressed envelope as promptly as possible to ensure your representation at the annual meeting. If you attend the meeting, you may revoke your proxy and vote in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain from the record holder a proxy issued in your name.

                                            By Order of the Board of Directors,

                                            Ronald D. Sloan, President

Las Vegas, Nevada
April 26, 2000

                             CAN-CAL RESOURCES LTD.

                                 PROXY STATEMENT

                   For the 2000 Annual Meeting of Shareholders
                           To be Held on June 5, 2000

This Proxy Statement and the accompanying Proxy are being furnished to shareholders in connection with the solicitation by the Board of Directors (the "Board") of Can-Cal Resources Ltd. (the "Company") of proxies for voting at the 2000 Annual Meeting of Shareholders to be held commencing at 10:00 a.m., local time, on June 5, 2000 at Las Vegas, Nevada and at any adjournments or postponements of that meeting (the "Annual Meeting") for the purposes set forth herein and in the accompanying Notice of Annual Meeting. Each Proxy will be voted in accordance with the shareholder's instructions set forth therein, although, to the extent no choice is specified, a proxy will be voted in favor of the matters set forth in the accompanying Notice of Annual meeting. Any proxy may be revoked by a shareholder at any time before its exercise by delivery of a written revocation or a subsequently dated Proxy to the Secretary of the Company or by voting in person at the Annual Meeting. The Company intends to mail this Proxy Statement accompanying proxy card and the Company's Annual Report for the fiscal year ending December 31, 1999 on or about April 26, 2000 to all stockholders entitled to vote at the annual meeting.

SOLICITATION, VOTING and REVOCABILITY OF PROXIES

Voting
------

Each outstanding share of Common Stock is entitled to one vote on all matters as to which a vote is taken at the Annual Meeting. April 20, 2000 has been fixed by the Board of Directors as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Annual meeting. The number of shares of Common Stock outstanding on the Record Date was 8,753,782. The presence, in person or by proxy, of a least a majority of the shares of Common Stock outstanding on the Record Date (4,464,428 shares) is necessary to constitute a quorum at the Annual meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining a quorum but are not counted for any purpose in determining whether a matter is approved.

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



At the Annual Meeting, stockholder votes will be tabulated by persons appointed to act as inspectors of election. The inspectors of election will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

All proxies in the enclosed form of proxy that are properly executed and returned to the Company prior to commencement of voting at the Annual Meeting will be voted at the Annual Meeting or any adjournments or postponements thereof in accordance with the instructions thereon. Executed but unmarked proxies will be voted FOR the election of directors as set forth in this Proxy Statement.

Revocability of Proxies
-----------------------

Any person giving a proxy pursuant to this solicitation has the power to revoke such proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company at the Company's principal office, 8221 Cretan Blue Lane, Las Vegas, Nevada 89128, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Solicitation
------------

The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors or officers of the Company. No compensation will be paid to directors or officers for such services.

ELECTION OF DIRECTORS
---------------------

The election of directors requires the affirmative vote of the holders of a majority of the shares of Common Stock voting thereon at the Annual Meeting. Shares whose holders abstain from voting with respect to a specific proposal and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not

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



have discretionary authority to vote such shares as to a particular proposal will not be counted as having been voted with respect to such proposal.

It is the intention of the persons named in the proxy to vote the shares by each properly executed proxy for the election as director of the persons named below as nominees, if authority to do so is not withheld. Each of the nominees has consented to serve as a Director. If for any reason, a nominee should become unable or unwilling to accept election, the persons named in the accompanying proxy intend to vote the shares represented by such proxy for the election of such other person as the Board may recommend. Alternatively, the Board may reduce the number of Directors to eliminate the vacancy.

The following table sets forth as of April 20, 2000, the names of the Board of Directors' nominees for election as Director. Also, set forth is certain other information with respect to each person's age, principal occupation or employment during the past five years, the periods during which he has served as a Director and positions currently held with the Company.

NOMINEES               AGE    DIRECTOR SINCE   POSITIONS HELD WITH THE COMPANY
--------------------------------------------------------------------------------
Ronald D. Sloan        59        1996          President, Treasurer and Director
John Brian Wolfe       46        1996          Secretary and Director
Barry E. Amies         55        1998          Vice-President and Director
James M. Dacyszyn      68        1999          Director
Josef Reschreiter      32        2000*         Director
--------------------------------------------------------------------------------
*Mr. Reschreiter was elected a Director by the Board of Directors in February 2000 to fill a vacancy.

A  brief  summary  of  each   director's   principal   occupation  and  business
affiliations and certain other information follows:

NOMINEES AS DIRECTORS:

RONALD DANIEL SLOAN, Mr. Sloan has been directing the company since approximately March 1996. For the past 11 years Mr. Sloan, through a number of companies, has been active in the automotive brokerage business dealing with total loss vehicles for insurance companies. Since 1994, Mr. Sloan has owned Canadian Auto Market Trends Ltd., a company engaged in that business. From approximately 1986 to 1996, Mr. Sloan owned Knight Auto Recyclers, Ltd., an automotive parts company which dismantled total loss vehicles and sold guaranteed parts to automotive dealers, collision repair shops and the retail public. From 1992 until 1996 Mr. Sloan managed Truck

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City,  Inc.  which is engaged in the business of purchasing  damaged trucks from insurance companies and dismantling the vehicles for the sale of parts. Until approximately 1990, Mr. Sloan was a director and secretary of Save-On Used auto and Truck Parts Ltd., which was sold to unaffiliated persons. Prior to 1990 Mr. Sloan worked in the Insurance industry as President of a private Insurance Adjusting Company and Supervisor with a large National Insurance firm.

JOHN BRIAN WOLFE, Mr. Wolfe has owned Wolfe & Associates Appraisal Services, which appraises damages sustained by vehicles, recreation vehicles, motorcycles and equipment after an accident for insurance companies throughout North America. Prior to 1987, Mr. Wolfe managed Collision Repair Shops in the Vancouver, B.C. area. Mr. Wolfe lives in the Vancouver area.

BARRY E. AMIES, Mr. Amies is a Canadian citizen and has extensive experience in financing, insurance and mining. He started Baron Insurance Agency in 1968 and built from a one-man operation to 45 employees, when he sold it in 1994. He also started Baron Financial, which was added to the insurance business to incorporate financial investments. Mr. Amies was the President of the Insurance Brokers of British Columbia, director and Vice President of Insurance Brokers o Canada, President/Chairman for the Centre for the Study of Insurance Operations of Canada, and was Chairman of the Insurance Council of British Columbia, which is a regulatory body for brokers. In 1990, he was the Insurance Marketer of the Year for North America. Since 1980, Mr. Amies has been President of Zalmoc Mines Ltd., which has properties in Canada prospective for gold, silver, molybdenum and other metals.

JAMES M. DACYSZYN, Mr. Dacyszyn is a Canadian citizen who is semi-retired and is a member of the association of professional engineers, geologists and geophysicists of Alberta, Canada. Mr. Dacyszyn currently owns and operates several concrete transit mix plants and gravel operations in central Alberta, Canada. The companies are now being managed by his son, a professional engineer, and Mr. Dacyszyn is retained in a consulting capacity. Mr. Dacyszyn brings his experience in materials engineering, including drill testing and engineering evaluation of fine-grained soils, sands, and gravels.

JOSEF RESCHREITER, since 1993, Mr. Reschreiter has been the owner of JR Group Holdings, Inc., a Canadian federal corporation. JR Group Holdings, Inc., is engaged in business consulting and development that is distribution of pipe line accessories, e-commerce activities, business assessments for computerization and the construction of a hotel. From March 1989 to May 1993, he was a partner in a horse farm operation in Grindrod, British Columbia. From May 1996 through June 1999, Mr. Reschreiter was Vice President of Sales and Marketing from Avcan Systems Corporations high tech helicopter based aerial survey equipment. In 1989 he founded Baron Enterprises, Ltd. which exported whirlpools and tech-mountain bikes. In 1990 he founded Recon P.V.F., Inc. which imported thermoplastic pipes, valves and jointing systems. From 1989 to 1993 Mr. Reschreiter was a resident of Austria. Mr. Reschreiter has a business degree from private business school in Salzburg, Austria. Mr. Reschreiter is a member of the American Water Works Association, the International Association of Plumbing & Mechanical Officials, has been a guest speaker and lecturer at the University of Victoria Business Degree Class, and has been a speaker on business at Okanagan University in British Columbia.

The Company does not have an audit committee.

EXECUTIVE COMPENSATION AND TRANSACTIONS WITH MANAGEMENT
-------------------------------------------------------

None of the Directors have received any compensation from the Company, but has been reimbursed for expenses incurred on the Company's behalf. Mr. Sloan, as of March 2000 has loaned the Company $14,800, which loan is currently outstanding and bears interest at 1% over prime. The Company does not have a stock option plan or any similar plan. There are no Director's fees.

Barry E. Amies has made the following purchase of stock from the Company:

DATE                     NUMBER OF SHARES                      PRICE
--------------------------------------------------------------------------------
02-18-99                        62,500                    $ .40 per share
05-14-99                        15,000                    $ .50 per share
06-22-99                        50,000                    $ .50 per share
02-09-00                        21,000                    $ .75 per share

Mr. Dacyszyn made the following purchases of stock from the Company:

DATE                     NUMBER OF SHARES                      PRICE
--------------------------------------------------------------------------------
02-18-99                        70,000                    $ .40 per share
05-14-99                       100,000                    $ .50 per share
06-22-99                        60,000                    $ .50 per share
03-09-00                       134,000                    $ .75 per share

Josef Reschreiter has made the following purchases of stock from the Company:

DATE                     NUMBER OF SHARES                      PRICE
--------------------------------------------------------------------------------
06-22-99                        32,000                    $ .50 per share
06-22-99                        10,000                    $ .50 per share
02-09-00                        45,000                    $ .75 per share

The prices paid by Messrs. Amies, Dacyszyn and Reschreiter were based on the prices at which shares were trading in the marketplace less a discount because the shares were subject to investment restrictions. All shares purchased are subject to investment restrictions contained in Regulation S and Rule 144. All shares were sold by the Company to obtain funds to finance its operations.

SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL
----------------------------------------------
STOCKHOLDERS
------------

The following table furnishes certain information, to the best knowledge of the Company as of April 14, 2000 as to the shares of common stock beneficially owned by each Officer and Director and each person owning beneficially more than 5% of the Common Stock:

BENEFICIAL                     AMOUNT & NATURE OF              PERCENT
OWNER                         BENEFICIAL OWNERSHIP            OF CLASS
--------------------------------------------------------------------------------
Ronald D. Sloan                         785,431                  8.97
John Brian Wolfe                        785,431                  8.97
Barry E. Amies                          311,071                  3.55
James M. Dacyszyn                       706,500                  8.07
Josef Reschreiter                        97,000                  1.10

All Officers and
Directors as a Group                  2,685,433                 30.66

The Board knows of no matter, other than the election of directors that is to be brought before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented by such proxy in accordance with their judgment on such matters.

All expenses of the solicitation of proxies will be borne by the Company. Present Directors and Officers of the Company may solicit proxies by telephone, telegram or mail or by meeting with shareholders or their representatives.

Stockholder Proposals
---------------------

Any proposals intended to be presented by any stockholder for action at the Company's 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company at 8221 Cretan Blue Lane, Las Vegas, Nevada 89128 no later than February 15, 2001 to be included in the proxy statement and proxy relating to the 2001 Annual Meeting.

Based upon a review of Forms 3 and 4 furnished to the Registrant pursuant to Rule 16a-3(a) and written representations referred to in Item 405(b)(2)(I) of Regulation S-K, no directors, officers, beneficial owners of more than ten percent of the Registrant's common stock, or any other person subject to Section 16 of the Exchange Act failed for the period from October 6, 1999 (the date the Company became a reporting company) through March 20, 2000 to file on a timely basis, the reports required by Section 16(a) of the Exchange Act with the exception that the Form 3, required to be filed by Mr. Reschreiter on March 4, 2000 was filed on March 13, 2000.

Form 10-KSB Availability
------------------------

A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 accompanies this Proxy Statement. The Company's Annual Report for its fiscal year ended December 31, 1999 incorporates its Form 10-KSB filed with the Securities and Exchange Commission.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The Board has selected Murphy, Bennington & Co. as independent certified public accountants for the year ending December 31, 2000. Such firm has audited the Company's financial statements for 1998 and 1999. Shareholders are not asked to ratify the reappointment of the firm for 2000. It is not expected that a representative of Murphy, Bennington & Co. will be present at the Meeting.

                                            By Order of the Board of Directors,

                                            Ronald D. Sloan, President

April 26, 2000

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                      PROXY

                             CAN-CAL RESOURCES LTD.

         The undersigned  appoints Ronald Daniel Sloan, John Brian Wolfe,  Barry
E. Amies and James Dacyszyn, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Can-Cal Resources Ltd., ("Can- Cal") which the undersigned would be entitled to vote if personally present at the 2000 Annual Meeting of Can-Cal and including at any adjournments or postponements there and at any special meeting called in lieu thereof, as follows:

ELECTION OF DIRECTORS
---------------------

DIRECTORS RECOMMEND:    A VOTE FOR ELECTION OF MESSRS. SLOAN,
                        WOLFE, AMIES, DACYSZYN and RESCHREITER.

(Mark X for only one Box)

___      FOR ALL NOMINEES

___      WITHHOLD ALL NOMINEES

___ WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE NAMES(S) OF NOMINEE(S) BELOW.

The undersigned hereby revokes any other Proxy or Proxies heretofore given to vote or act with respect to the shares of common stock of Can-Cal held by the undersigned and ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them, may lawfully take by virtue hereof.

Number of Shares___________                 ____________________________________
                                            Signature(s) of Stockholder(s)

                                            ____________________________________
                                            Date

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